REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT, is made as of the 26th day of February, 1997 by and among The Rattlesnake Holding Company, Inc. a Delaware corporation (the "Company"), and the persons whose names appear on the signature page attached hereto (individually the "Holder" and collectively the "Holders").

     WHEREAS, the Company, Joseph Ottomanelli an Nicolo Ottomanelli (together the "Shareholders"), Ottomanelli Brothers West, Ltd., Ottomanelli's Cafe Franchising Corp., 34th Street Cafe Associates, Inc. and Garden State Cafe Corp. (collectively the "Ottomanelli Corporations") entered into a Reorganization and Stock Exchange Agreement, dated August 21, 1997 as modified by a Modification Agreement, dated February 26, 1998 (the "Reorganization Agreement").

     WHEREAS, the consideration payable to the Shareholders under the Reorganization Agreement mcludes the delivery of certain shares of the Company's Common Stock par value $.OO1 per share ("Common Stock") and may include the delivery of Common Stock purchase warrants ("Warrants") to purchase Common Stock of the Company;

     WHEREAS, it is a condition to the Reorganization Agreement that the Company enter into this Registration Rights Agreement with the Shareholders and provide for the registration under the Securities Act of 1933, as amended (the "Act") of: the shares of Common Stock issued to the Shareholders under the Reorganization Agreement and, if warrants are issued to the Holders, the shares of Common Stock issuable on exercise of the warrants (collectively the "Acquisition Shares").

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein the parties hereby agree as follows:

     1. Registration Rights and Procedures.

     (a) If the Company at any time proposes to register any of its securities under the Act, including the registration of any securities owned by shareholders (other than in connection with a merger or acquisition on Form SA or pursuant to Form S-8 or other comparable form), the Company shall include the Acquisition Shares and Option Shares (for purposes of this Section 1 referred to as the "Registerable Securities") in such registration. The Holder shall not be required to give any notice to the Company in connection with the registration of the Registerable Securities, it being agreed by the Company that it shall automatically include the Registerable Securities in any such registration. Such right shall exist for a period of the earlier of the 30th day of the month which is 60 months from the date hereof.

     (b) In the event the Holders have not sold all of their Registerable Securities in connection with a registration statement pursuant to Section 1, and provided that the Holders procure an underrr'riter to conduct an underwritten offering of their Registerable Securities on a "firm commitment basis" or "best efforts basis", the Holders of a majority of the Registerable Securities shall, have the right, on one occasion, to demand that the Company file with the Securities and Exchange Commission "(SEC") a registration statement under the Act on an appropriate from to register for sale some or all of the Registerable Securities. In order to execute the right granted under this
Section 1(1,) the Holders shall deliver a written notice to the Company. The Company shall use its best efforts to file a registration statement with the SEC within 90 days of such demand notice. The Company ftirther undertakes to use commercially reasonable efforts to have the registration statement declared effective within 90 days after it is filed and to keep such registration statement effective and "current" until the later of nine (9) months from the effective date of the registration statement, or such time as all of the Registerable Securities shall have been sold, not to exceed two years.

     (c) Cooperation with Company. The Holders will cooperate with the Company in all respects in connection with this Agreement, including, timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested by the Company in connection with the registration and sale of the Registerable Securities.

     (d) If and whenever the Company is required by any of the provisions of this Agreement to use commercially reasonable efforts to effect the registration of any of the Registerable Securities under the Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible (subject any conditions set forth in Section l) above in the event of a demand registration):

     (i) prepare and file with the SEC a registration statement on an appropriate form and shall use its best efforts to cause such registration statement to become effective and remain effective until all the Registerable Securities are sold.


     (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder or Holders of such securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with statement pursuant to Rule 415 of the SEC);

     (iii) furnish to each Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, m conformity with the requirements of the Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Holder;

     (iv) use commercially reasonable efforts to register and quali~ the securities covered by such registration statement under such other securities or blue sky laws of suchjurisdictions as the Holders shall reasonable request, and do any and all other acts and things which may be necessary or advisable to enable each Holder to consummate the public sale or other disposition in such jurisdiction of the securities owned by such Holder, except that the Company shall not for any such purpose be required to quali~ to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process.

     (v) use commercially reasonable efforts to list such securities on any securities exchange on which any securities of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange or NASDAQ Stock Market.

     (vi) enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering.

     (vii) notify each Holder of Registerable Securities covered by such registration statement, as any time when a prospectus relating thereto covered by such regisration statement is required to be delivered under the Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

     (viii) furnish, as the request of any Holder on the date such Registerable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registerable Securities are not being sold through underwriters, on the date the registration statement with respect to such Registerable Securities becomes effective, (Li) an opmion, dated such date, of the counsel representang the Company for the purpose of such registration, addressed to the underwriters, if any, and to the Holder making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the Holder of such Registerable Securities may reasonably request and are customarily included in such an opinion and (ji) letters, dated, respectively, (1) the effective date of the registration statement and (2) the date such Registerable Securities are delivered to the underwriters, if any, for sale pursuant to such registration from a firm of independent certified public accountants of recogni~ standing selected by the Company, addressed to the underwriters, if any, and to the Holder making such request, covering such financial, statistical and accounting matters with respect to the registration in respect of which such l~ers are being given as the Holder of such Registerable Securities may reasonably request and are customarily included in such letters; and

     (ix) take such other actions as shall be reasonably requested by any Holder to facilitate the registration and sale of the Registerable Securities; provided, however, that the Company shall not be obligated to take any actions not specifically required elsewhere herein which in the aggregate would cost in excess of $5,000.

     2. Restrictions on Transfer of Acquisition Shares and Option Shares.

     (a) In the event: (i) the Company has declared effective a registration statement for an underwritten public offering of its securities prior to the date that the Holder's piggyback or demand registration becomes effective, or
(ii) the Company entered into a letter of intent with a placement agent within 120 days of the date hereof for the sale, m a private placement offering, of its securities, then the Holder shall deliver to the underwriter or placement agent, as the case may be, a lock-up agreement whereby the Holder agrees that the Acquisition Shares shall be subject to a lock up for a term equal to the term, if any, agreed to by other officers and directors of the Company and as otherwise of customary duration.

     (b) Notwithstanding anything to the contrary contained herein except for any lock-up provided in Section 2(a) hereof, the Holder hereby agrees that none of the Acquisition Shares may be sold prior to a date which is 360 days from the date hereof, and that this provision may not be waived or amended by the Company without the unanimous vote of all of the directors of the Company. Commencing
(i) 360 days from the date hereof, the Holder may sell up to 25% of the Acquisition Shares ; (ii) 480 days from the date hereof the Holder may sell up to 50% of the Acquisition Shares ; and (iii) 720 days from the date hereof may sell 100% of the Acquisition Shares. The Holder hereby understands and agrees that a legend may be placed upon all certificates representing the Acquisition Shares, and that the transfer agent shall be notified of the provisions herein and a "stop order" shall be placed against the transfer of any such certification.

     3. Expenses. All expenses incurred in any registration of the Holders' Acquisition Shares under this Agreement shall be paid the Company, including, without limitation, printing expenses, fees and disbursements of counsel for the Company and each participating Holder, expenses of any audits to which the Company shall agree or which shall be necessary to comply with governmental requirements in connection with any such registration, all registration and filing fees for the Holders' Acquisition Shares under Federal and state securities laws, and expenses of complying with the securities or blue sky laws of any jurisdictions; provided, however, the Company shall not be liable for (a) any discounts or commissions to any underwriter; ~) any stock transfer taxes incurred with respect to Acquisition Shares or (c) the fees and expenses of counsel for any Holder, provided that the Company will pay the costs and expenses of Company counsel when the Company's counsel is representmg any or all selling security holders.

     4. Indemnification. In the event any Acquisition Shares are mcluded in a registration statement pursuant to this Agreement:

     (a) Without limitation of any other indemnity provided to any Holder, either in connection with the offering or otherwise, to the extent permitted by law, the Company shall indemni~ and hold harmless each Holder, the affiliates, officers, directors and partners of each Holder, any underwriter (as defmed in the Act) for such Holder, and each person, if any, who controls such Holder or underwriter (within the meaning of the Act or the Securities Exchange Act of 1934 (the "Exchange Act"), against any losses, claims, damages or liabilities Uoin or several) to which they may become subject under the Act, the Exchange Act or other federal or sttte law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement including any preliminary prospectus or fiaal prospectus contained herein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary tojake the statements therein not misleading, and (iii) any violation or alleged violation by the Company of the Act, or the Exchange Act, or (iv) any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law, and the Company shall reimburse each such Holder, affiliate, officer or director or partner, underwriter or controlling person for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any Holder in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information finnished expressly for use in connection with such registration by any such Holder or any other officer, director or controlling person thereof (a "Holder Statement").

     (b) Holder Indemnity. Each Holder shall indemnif~ and hold harmless the Company, its affiliates, its counsel, officers, directors, shareholders and representatives, any underwriter (as defined in the Act) and each persen, if any, who controls the Company or the underwriter (within the meaning of the Act or liabilities ('oin or several) to which they may become subject under the Act, the Exchange Act or any state securities law, and the Holder shall reimburse each such affiliate, officer or director or parrner, underwriter or controlling person for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; insofar as such losses, claims damages or liabilities (or actions and respect thereof) arise out of or are based upon any Holder Statement; ptovided, however, such indemnification shall not exceed the amount of sale proceeds received by such indemnif~ing Holder.

     (c) Notice: Right to Defend. Promptly after receipt by an indemnified party under this Section 4, of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 4 deliver to the indemni~ing party a written notice of the commencement thereof and the indemnifying party shall the right to participate in and if the indemnifying party agrees in writing that it will be responsible for any costs, expenses, judgments, damages and losses incurred by the indemnified party with respect to such claim, jointly with any other indemni~ing party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnified party reasonably believes that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnif~ing party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Agreement only if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Agreement.

     (d) Contribution. If the indemnification provided for in this Agreement is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the fault of the indemnified party and the indemnifying party in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerrrions. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder shall be obligated to contribute pursuant to the Agreement shall be limited to an amount equal to the proceeds to such Holder of the Registerable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registerable Securities).

     (e) Survival of Indemnity. The indemnification provided by this Agreement shall be a continuing right to indemnification and shall survive the registration and sale of any Acquisition Shares by any person entitled to indemnification hereunder and the expiration or termination of this Agreement.

     5. Limitation on Other Registration Rights. Except as otherwise set forth in this Agreement, the Company shall not, without the prior written consent of the Holders of Acquisition Shares representmg a majority thereof held by all the Holders, file any registration statement filed on behalf of any person (including the Company) other than a Holder to become effective during any period when the Company is not in compliance with this Agreement.

     6. Remedies

     (a) Time is of Essence. The Company agrees that time is of the essence of each of the covenants contained herein and that, in the event of a dispute hereunder, this Agreement is to be interpreted and construed in a manner that will enable the Holders to sell their Acquisition Shares as quickly as possible. Any delay on the part of the Company not expressly permitted under this Agreement, whether material or not, shall be deemed a material breach of this Agreement.

     (b) Remedies Upon Default or Delay. The Company acknowledges the breach of any part of this Agreement may cause irreparable harm to a Holder and that monetary damages alone may be inadequate. The Company therefore agrees that the Holder shall be entitled to injunctive relief or such other applicable remedy as a court of competent jurisdiction may provide. Nothing contained herein will be construed to limit a Holder's right to any remedies at law, including recovery of damages for breach of any part of this Agreement.

     7. Notices.

     (a) All communications under this Agreement shall be in writing and shall be mailed by first class mail, postage prepaid, or telegraphed or telexed with confirmation of receipt or delivered by hand or by overnight delivery service,

     (b) If to the Company, at:

         The Rattlesnake Holding Company, Inc.
         439 East 82nd Street
         New York, New York 10028

or at such other address as it may have fiii~shed in writing to the Holders of Acquisition Shares and Option Shares at the time outstanding, or

     (c) if to any Holder of any Acquisition Shares, to the address of such Holder as it appears in the stock or waarant ledger of the Company or such address as may be provided to the Company.

     (d) Any notice so addressed, when mailed by registered or certified mail shall be deemed to be given on the first attempted date of delivery after so mailed, when telegraphed or faxed shall be deemed to be given when transmitted, or when delivered by hand or overnight shall be deemed to be given when delivered.

     8. Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and each of the Holders.

     9. Amendment and Waiver. This Agreement may be amended, and the observance of any term of this Agreement may be waived, but only with the written consent of the Company and the Holders of securities representing a majority of the Registerable Securities; provided, however, that no such amendment or waiver shall take away any registration right of any Holder of Registerable Securities or reduce the amount of reimbursable costs to any Holder of Registerable Securities in connection with any registration hereunder without the consent of such Holder; further provided, however, that without the consent of any other Holder of Registerable Securities, any Holder any from time to time enter into one or more agreements amending, modifying or waiving the provisions of this Agreement if such action does not adversely affect the rights or interest of any other Holder of Registerable Securities. No delay on the part of any party in the exercise of any right, power or remedy shall operate as a waiver thereof; nor shall any singie or partial exercise by any party of any right, power or remedy preclude any other or flirther exercise thereof; or the exercise of any other right, power or remedy.

     10. Counterparts. One or more counterparts of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and same instrument.

     11. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

     12. Submission to Jurisdiction. Each of the parties submits to the jurisdiction of any state or Federal court sitting in New York, New York, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each Party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the Parties waives any defense of inconvenient forum to the maintenance or any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto. Each Party agrees that a fmal judgment in holding the same can have a property right
(b) all trademarks1 service marks, trade dress, logos, trade lames, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals) , but excluding any publicly or generally available information,
(f) all computer software (including data and related docmentation) , and (g) all copies and tangible embodiments thereof (in whatever form or medium).

     "Knowledge" means actual knowledge after reasonable investigation.

     "Liability" means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

     "Most Recent Balance Sheet" means the balance sheet contained within the Most Recent Financial Statements.

     "Most Recent Financial Statements" has the meaning set forth in Section 4(g) below.

     "Most Recent Fiscal Year End" has the meaning set forth in Section 4(g) below.

     "Multiemployer Plan" has the meaning set forth in ERISA Sec. 3(37)


     "Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency)

     "Party" has the meaning set forth in the preface above.

     "PBGC" means the Pension Benefit Guaranty Corporation.

     "Person" means an individual, a partnership, a corporation, a limited liability corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated any action or proceeding so brought shall be conslusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity. In the event or suit under this Agreement, the prevailing party will be entitled to costs, including reasonably attorneys' fees.

     13. Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shalkl not be affected thereby.

     14. Headings. The headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions thereof.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date above written.

                                        THE RATTLESNAKE HOLDING COMPANY, INC.

                                        BY:  /s/Louis Malikow
                                             -----------------------------
                                             Louis Malikow

                                        BY:  /s/Nicolo Ottomanelli
                                             -----------------------------
                                             Nicolo Ottomanelli
                                             136 Old Tappan Road
                                             Old Tappan, New Jersey 07675

                                        BY:  /s/Joseph Ottomanelli
                                             -----------------------------
                                             Joseph Ottomanelli